The Phoenix Edge Series Fund
                              Prospectus Supplement

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Phoenix-Kayne Large-Cap Core Series
The Board of Trustees of The Phoenix Edge Series Fund (the "Fund") has approved a name change for the Phoenix-Kayne Large-Cap Core Series to the "Phoenix-Kayne Rising Dividends Series." The series' investment objectives, principal investment strategies and principal risks will remain the same. The fees and expenses associated with the series will not be affected as a result of this change. This change will be complete on or about November 3, 2003.

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Phoenix-AIM Mid-Cap Equity Series
The following replaces the section, "Portfolio Management" on page 7 of your prospectus:

Portfolio Management
   The subadvisor uses a team approach to investment management. The individual member of the team who is primarily responsible for the day-to-day managment of the series' portfolio is:

   Ronald S. Sloan, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1998. From 1993 to 1998, he was President of Verissimo Research & Management, Inc.

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Phoenix-Lazard International Equity Select Series
The following replaces the section, "Portfolio Management" on pages 42-43 of your prospectus:

Portfolio Management
   The series will be managed on a team basis. The names of the principal persons who will be primarily responsible for the day-to-day management of the assets of the series are as follows:

   John R. Reinsberg is a Managing Director of Lazard Asset Management responsible for international/global equity management and overseeing the day-to-day operations of Lazard's international equity investment team. He began working in the investment field in 1981. Prior to joining Lazard in 1991, Mr. Reinsberg served as Executive Vice President of General Electric Investment Corporation and Trustee of the General Electric Pension Trust. His other past affiliations include Jardine Matheson (Hong Kong) and Hill & Knowlton, Inc. Mr. Reinsberg has a MBA from Columbia University and a BA from the University of Pennsylvania. He speaks German, French, and Spanish.

   Michael A. Bennett is a Managing Director of Lazard Asset Management and a portfolio manager for the International Equity, International Equity Select, European Equity Select, and Global Equity teams. He began working in the investment field in 1987. Prior to joining the firm in 1992, Mr. Bennett served as an international equity analyst with General Electric Investment Corporation. Previously he was with Keith Lippert Associates and Arthur Andersen & Company. He is a CPA, has an MBA from the University of Chicago's Graduate School of Business and a BS from New York University.

   Gabrielle Boyle is a Managing Director of Lazard. She is a Portfolio Manager on Lazard's International Equity team and a member of the London-based European Equity team. She joined Lazard in 1993 and has been working in the investment field since 1991. Previously Ms. Boyle worked with Royal Insurance Asset Management. She earned a BA (Hons) degree in Economics & History in 1989 and a M.A. in Economics in 1990, both from University College, Dublin. She is a member of the Institute of Investment Management and Research.

   Michael Powers is a Director of Lazard Asset Management LLC and a member of the International Equity, International Equity Select, and European Equity Select teams. He began working in the investment field in 1990. Previous to joining the firm in 1990, he was a vice president for Chemco Technologies. He received an MBA from Long Island University and a BA from Brown University.

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Phoenix-Lazard Small-Cap Value Series
The following replaces the section, "Portfolio Management" on pages 44-45 of your prospectus:

Portfolio Management
   The series will be managed on a team basis. The names of the principal persons who will be primarily responsible for the day-to-day management of the assets of the series are as follows:

   Andrew Lacey is a Managing Director of Lazard Asset Management and a portfolio manager focusing on U.S. equity products, who is also a member of the Global Equity Select, Global ex-Australia, and Global Trend Funds teams. He is also a portfolio manager for the Phoenix-Lazard U.S. Multi-Cap Series. He has been working in the investment field since 1995. Prior to becoming a full-time member of Lazard's equity team in 1996, Mr. Lacey worked part-time at Lazard from 1995-1996 while attaining his MBA from Columbia University. He also has a BA from Wesleyan University. Mr. Lacey speaks Portuguese.

   Patrick Mullin, CFA, is a Director of Lazard Asset Management LLC and a Small Cap Equity portfolio manager/analyst. He is also a portfolio manager for the Phoenix-Lazard U.S. Multi-Cap Series. Prior to joining the firm in 1998, he was with Target Capital Management and Dillon, Read, & Co. Inc. Mr. Mullin has an MBA from the University of North Carolina /Chapel Hill, a BA from Trinity College and is a Chartered Financial Analyst.

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Phoenix-Lazard U.S. Multi-Cap Series
The following replaces the section, "Portfolio Management" on pages 46-47 of your prospectus:

Portfolio Management
   The series will be managed on a team basis. The names of the principal persons who will be primarily responsible for the day-to-day management of the assets of the series are as follows:

   Andrew Lacey is a Managing Director of Lazard Asset Management and a portfolio manager focusing on U.S. equity products, who is also a member of the Global Equity Select, Global ex-Australia, and Global Trend Funds teams. He is also a portfolio manager for the Phoenix-Lazard Small-Cap Value Series. He has been working in the investment field since 1995. Prior to becoming a full-time member of Lazard's equity team in 1996, Mr. Lacey worked part-time at Lazard from 1995-1996 while attaining his MBA from Columbia University. He also has a BA from Wesleyan University. Mr. Lacey speaks Portuguese.

   Christopher Blake is a Director of Lazard Asset Management LLC. He is a Portfolio Manager/Analyst for the Lazard Mid Cap portfolio, working also on the Global Small Cap team. He joined the firm in 1995 and has a BSBA in Finance from the University of Denver.

   Patrick Mullin, CFA, is a Director of Lazard Asset Management LLC and a Small Cap Equity portfolio manager/analyst. He is also a portfolio manager for the Phoenix-Lazard Small-Cap Value Series. Prior to joining the firm in 1998, he was with Target Capital Management and Dillon, Read, & Co. Inc. Mr. Mullin has an MBA from the University of North Carolina /Chapel Hill, a BA from Trinity College and is a Chartered Financial Analyst.

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Dated: October 15, 2003        Please keep this supplement for future reference.


TF838